SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	August 7, 2003

FOOTSTAR, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11681	22-3439443
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Crosfield Avenue, West Nyack, New York	10994
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(845) 727-6500

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Exhibit

99.1	Press Release of Footstar, Inc. dated August 7, 2003.

Item 12.   Results of Operations and Financial Condition

On August 7, 2003, Footstar, Inc. (the “Company”) issued a press release announcing that its Form 10-Q for the quarterly period ended June 28, 2003 will not be filed by August 12, 2003, when it is otherwise due, becuase its financial statements continue to be under review by the Company’s external auditors, KPMG LLP. A copy of the press release is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 2003	FOOTSTAR, INC. By: MAUREEN RICHARDS —————————————— Name: Maureen Richards Title: Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release of Footstar, Inc. dated August 7, 2003.